SHARE-BASED COMPENSATION PLANS	12 Months Ended
Dec. 31, 2017
SHARE-BASED COMPENSATION PLANS [Abstract]
SHARE-BASED COMPENSATION PLANS
22.	SHARE-BASED COMPENSATION PLANS

As a result of the reverse acquisition accounting treatment for the Transaction, previously issued SolarOne Group stock options and restricted stock units under the Group’s 2006 Share Option Plan and 2007 Equity Incentive Plan, granted to employees and directors that were outstanding and unvested at the date of the Transaction, were accounted for as an exchange of awards. The fair value of such awards was insignificant. On November 30, 2016, all outstanding stock options granted under the 2006 Share Option Plan expired in accordance with the terms specified in the 2006 Share Option Plan. On the date of expiration, none of the expired options were in the money.

The following tables summarize the Group’s share option activity under 2007 Incentive Plan:

	Number of options	Weighted- average exercise price	Weighted- average remaining contractual life	Aggregate intrinsic value
		($)	(Years)	($)

Outstanding, January 1, 2017	412,200	1.48	2.64	-
Forfeited	(10,000)	1.36	0.05
Expired	(49,000)	0.92	-	-

Outstanding, December 31, 2017	353,200	1.34	1.75	-

Vested and expected to be vested at December 31, 2017	353,200	1.34	1.75	-

Exercisable at December 31, 2017	353,200	1.34	1.75	-

The aggregate intrinsic value in the table above represents the total intrinsic value (the aggregate difference between the Company’s closing stock price of $0.1632 and $0.1404 per ordinary share as of December 31, 2016 and 2017, respectively, and the exercise price for in-the-money options) that would have been received by the option holders if all in-the-money options had been exercised on December 31, 2016 and 2017.

No share options were granted, vested or exercised in 2017.

The following table summarized the Group’s RSU activity under the 2007 Incentive Plan:

	Number of RSUs	Weighted- average grant date fair value
		($)

Unvested, January 1, 2017	40,888	18.57

Granted	52,584	8.98
Vested	(32,878)	17.05
Forfeited	(10,030)	16.43

Unvested, December 31, 2017	50,564	8.98

The aggregate fair value of vested RSUs for 2016 and 2017 measured based on respective grant-date fair values was $0.4 million and $0.6 million, respectively. 1 RSU represent 1 ADS, and they are equivalent to 50 ordinary shares each. The aggregate fair value of the unvested RSUs as of December 31, 2016 and 2017 was $0.8 million and $0.5 million, respectively, based on the quoted market price of the Group’s ordinary shares at the respective grant dates, and such amount shall be recognized as compensation expenses using the straight-line method with graded vesting based on service conditions.

As of December 31, 2017, there was $0.1 million of unrecognized share-based compensation cost related to RSUs which is expected to be recognized over a weighted-average vesting period of 4 months. To the extent the actual forfeiture rate is different from current estimation, actual share-based compensation related to these awards may be different from the expectation.

Total compensation expense relating to share options and RSUs recognized for the year ended December 31, 2015, 2016 and 2017 is as follows:

in millions of $	For the year ended December 31,
	2015	2016	2017

Cost of revenues	0.2	0.2	0.3
Selling expenses	0.1	0.0	0.0
General and administrative expenses	0.3	0.3	0.2
Research and development expenses	0.1	0.1	0.1

	0.7	0.6	0.6